SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported): July 10, 2007

CHASE EDUCATION LOAN TRUST 2007-A (Exact name of Issuing Entity as specified in its charter)
COLLEGIATE FUNDING OF DELAWARE, L.L.C. (Exact name of Depositor as specified in its charter)
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (Exact name of Sponsor as specified in its charter)
COLLEGIATE FUNDING OF DELAWARE, L.L.C.
(Exact name of Registrant as specified in its charter)
Delaware	333-137587	13-1812121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10304 Spotsylvania Avenue, Suite 100 Fredericksburg, Virginia 22408
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (540) 374-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 22, 2007, the Underwriting Agreement, among JPMorgan Chase Bank, National Association, Collegiate Funding of Delaware, L.L.C., as depositor (the “Depositor”), Chase Education Loan Trust 2007-A (the “Trust”) and J.P. Morgan Securities Inc., on behalf of itself and as representative of the several underwriters named in Schedule I of the Underwriting Agreement, was executed and entered into by the parties thereto.

On July 2, 2007, the Indenture, between the Trust and The Bank of New York, as eligible lender trustee (the “Eligible Lender Trustee”) and indenture trustee (the “Indenture Trustee”), was executed and entered into by the parties thereto.

On July 2, 2007, the Amended and Restated Trust Agreement, among the Depositor, The Bank of New York (Delaware), as Delaware trustee, and The Bank of New York Trust Company, N.A., as owner trustee (the “Owner Trustee”), was executed and entered into by the parties thereto.

On July 2, 2007, the Master Servicing Agreement, among JPMorgan Chase Bank, National Association, as master servicer (the “Master Servicer”) and administrator (the “Administrator”), the Trust, the Eligible Lender Trustee and the Indenture Trustee, was executed and entered into by the parties thereto.

On July 2, 2007, the Administration Agreement, among the Master Servicer, the Administrator, the Depositor, the Trust, the Owner Trustee, the Eligible Lender Trustee and the Indenture Trustee, was executed and entered into by the parties thereto.

On July 2, 2007, the Interim Eligible Lender Trustee Agreement, between the Depositor and The Bank of New York, as interim eligible lender trustee (the “Interim Eligible Lender Trustee”), was executed and entered into by the parties thereto.

On July 2, 2007, the Eligible Lender Trustee Agreement, between the Trust and the Eligible Lender Trustee, was executed and entered into by the parties thereto.

On July 2, 2007, the Purchase Agreement, among JPMorgan Chase Bank, National Association, as seller, the Depositor and the Interim Eligible Lender Trustee, was executed and entered into by the parties thereto.

On July 2, 2007, the Transfer Agreement, among the Depositor, the Trust, the Interim Eligible Lender Trustee and the Eligible Lender Trustee, was executed and entered into by the parties thereto.

Item 9.01. Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

1.1

Underwriting Agreement, dated June 22, 2007.

4.1

Indenture, dated July 2, 2007.

4.2

Amended and Restated Trust Agreement, dated July 2, 2007.

10.1

Master Servicing Agreement, dated July 2, 2007.

10.2

Administration Agreement, dated July 2, 2007.

10.3

Interim Eligible Lender Trustee Agreement, dated July 2, 2007.

10.4

Eligible Lender Trustee Agreement, dated July 2, 2007.

10.5

Purchase Agreement, dated July 2, 2007.

10.6

Transfer Agreement, dated July 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLEGIATE FUNDING OF DELAWARE, L.L.C.

By: /s/    Kenneth E. Bilyeu, Jr.

    Name: Kenneth E. Bilyeu, Jr.

    Title:  Treasurer

Dated: July 10, 2007

EXHIBIT INDEX

Exhibit No.

Description

1.1

Underwriting Agreement, dated June 22, 2007.

4.1

Indenture, dated July 2, 2007.

4.2

Amended and Restated Trust Agreement, dated July 2, 2007.

10.1

Master Servicing Agreement, dated July 2, 2007.

10.2

Administration Agreement, dated July 2, 2007.

10.3

Interim Eligible Lender Trustee Agreement, dated July 2, 2007.

10.4

Eligible Lender Trustee Agreement, dated July 2, 2007.

10.5

Purchase Agreement, dated July 2, 2007.

10.6

Transfer Agreement, dated July 2, 2007.